UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2025

Apimeds Pharmaceuticals US, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42545	85-1099700
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Matawan Rd, Suite 325 Matawan, New Jersey	07747
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (848) 201-5010

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	APUS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment”) originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 2, 2025 (the “Original Report”) is being filed solely to correct scrivener’s errors contained in (i) the Agreement and Plan of Merger previously disclosed, and (ii) the Certificate of Designation filed in connection therewith. The errors were clerical in nature and did not reflect the intent of the parties.

The corrected Agreement and Plan of Merger and the corrected Certificate of Designation are being filed as exhibits to this Amendment to reflect the correct language. No other material terms of the transaction or disclosures in the Original Report are being amended.

Item 1.01 Entry Into a Material Definitive Agreement.

Merger Agreement

As previously disclosed, on December 1, 2025, Apimeds Pharmaceuticals US, Inc, a Delaware corporation (the “Acquiror”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with (i) Apimeds Merger Sub, Inc., a Delaware corporation, (ii) MindWave Innovations Inc, a Delaware corporation (the “Company”), (iii) Lokahi Therapeutics, Inc., a Nevada corporation, and (iv) Erik Emerson, solely in his capacity as representative for the Bio Business. Unless otherwise defined herein, the capitalized terms used below are defined in the Merger Agreement.

The Acquiror subsequently determined that the Merger Agreement contained a scrivener’s error with respect to the inclusion of Sections 2.05(b) and 2.05(d), and the language in Section 3.01(b), which did not accurately reflect the agreement of the parties.

Sections 2.05(b) and 2.05(d) and any cross references to such sections were incorrectly included in the Merger Agreement, since the Company did not have the right to appoint directors in connection with the Merger Agreement. Sections 2.05(b) and 2.05(d) have been removed together with all cross references to such sections.

In Section 3.01(b) of the Merger Agreement, (i) the Common Stock Cap was incorrectly listed as 29.9% of the total number of shares of Acquiror Common Stock issued and outstanding as of the date of the Merger Agreement, and (ii) the Acquiror Preferred Stock issuable to the holders of Existing Company Common Stock was incorrectly listed as equal to 61% of the total issued and outstanding equity securities of the Acquiror (exclusive of the Acquiror Common Stock issued and calculated on a fully diluted basis). Section 3.01(b) of the Merger Agreement now states that (i) the Common Stock Cap is equal to 0% of the total number of shares of Acquiror Common Stock issued and outstanding as of the date of the Merger Agreement, and (ii) the Acquiror Preferred Stock issuable to holders of Existing Company Common Stock is equal to 90.9% of the total issued and outstanding equity securities of the Acquiror (calculated on a fully diluted basis).

The Acquiror is filing the corrected Merger Agreement as Exhibit 2.1 to this Amendment. No other material terms of the Merger Agreement are amended or modified.

Amendment to Securities Purchase Agreement

As previously disclosed, on December 1, 2025, the Acquiror entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with an institutional investor (the “Investor”), pursuant to which the Acquiror agreed to issue senior convertible notes in an aggregate principal amount of up to $120,900,000 at an 8% original issue discount over a 24-month period.

On December 8, 2025, the Acquiror and the Investor entered into Amendment No. 1 to the Securities Purchase Agreement (“Amendment No. 1”), under which the parties (i) clarified how long the Acquiror is prohibited from entering into a variable rate transaction, (ii) expanded the notification rights of the Investor if another funding event occurs, and (iii) extended the date for the Acquiror to complete the Initial Closing (as such term is defined in the Securities Purchase Agreement).

The foregoing summary of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the complete text of the agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by this reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Amendment is hereby incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company also determined that the Certificate of Designation filed with the Secretary of State of the State of Delaware on December 1, 2025, in connection with the Merger Agreement contained a scrivener’s error regarding the number of shares of Acquiror Preferred Stock designated as “Series A Convertible Preferred Stock.”

The Certificate of Designation previously stated that there were 7,263,865 shares of Acquiror Preferred Stock designated as “Series A Convertible Preferred Stock”. The correct number of shares of Acquiror Preferred Stock designated as “Series A Convertible Preferred Stock” is 7,477,017.

A corrected Certificate of Designation has been filed with the Secretary of State of the State of Delaware and is also being filed as Exhibit 3.1 to this Amendment.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated December 1, 2025, by and between Apimeds Pharmaceuticals US, Inc., Apimeds Merger Sub, Inc., MindWave Innovations Inc, Lokahi Therapeutics, Inc, and Erik Emerson
3.1	Certificate of Correction to Certificate of Designation of Series A Convertible Preferred Stock, as filed with the Delaware Secretary of State on December 10, 2025
10.1	Amendment No. 1 to Securities Purchase Agreement dated December 8, 2025 by and between Apimeds Pharmaceuticals US, Inc. and the investors party thereto.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

*	The schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally to the SEC a copy of all omitted exhibits and schedules upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apimeds Pharmaceuticals US, Inc.

Date: December 10, 2025	By:	/s/ Vin Menon
	Name:	Dr. Vin Menon
	Title:	Chief Executive Officer